Building a Leading Gold Company in Mexico


Capital Gold Operations
Capital Gold Development & Exploration Properties
Gammon Operations
Gammon Development & Exploration Properties

CGC CAPITAL GOLD CORPORATION

Gammon Gold Inc

Disclaimer

No representation or warranty, expressed or implied is made as to the accuracy or completeness of the information contained in this presentation, and nothing contained herein is, or shall be relied upon as, a promise or representation, whether as to the past or to the future. This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities. Statements in this release that are forward looking statements are subject to various risks and uncertainties concerning the specific factors identified in this presentation and in the Corporation's periodic filings with the U.S. Securities Exchange Commission, such as estimates and statements that describe the Corporation's future plans, objectives or goals, including words to the effect that the Corporation or Management expects a stated condition or result to occur. Since forward-looking statements address future events and conditions, they involve inherent risks and uncertainties.

Actual results in each case could differ materially from those currently anticipated in such statements by reason of factors such as the productivity of the Corporation's mining properties, changes in general economic conditions and conditions in the financial markets, changes in demand and prices for the minerals the Corporation produces including fluctuations in the gold price, litigation, legislative, environmental and other judicial, regulatory, political and competitive developments in areas in which the Corporation operates including those related to Mexico, and technological and operational difficulties encountered in connection with the Corporation's mining activities, and labor related matters and costs.

Cautionary Note regarding Estimates of Measured, Indicated and Inferred Resources: The United States Securities and Exchange Commission permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms in this presentation, such as "indicated" and "inferred resources" that the SEC guidelines strictly prohibit us from including in our filings with the SEC. US investors are cautioned not to assume that any or all of measured, indicated or inferred resources are economically or legally mineable or that these resources will ever be converted into reserves. US investors are urged to consider closely the disclosure in our Form 10-K and other SEC filings. You can review and obtain copies of these filings from the SEC's website at http:www.sec.gov/edgar.html.

Transaction Overview

Binding Agreement

- Capital Gold has signed a definitive agreement with Gammon Gold
- Friendly transaction

Unanimous Support

- Unanimously endorsed by Capital Gold
- Board of Director and officer lockups

Leading Mexican Gold Producer

- Building a leading gold company in Mexico
  - Three gold mines, two gold development projects, over 250,000 hectares
  - Strong gold production growth with lowest quartile cash costs
  - Consolidating gold opportunities in Mexico
- Potential for meaningful synergies

CGC
CAPITAL GOLD CORPORATION

Summary of Transaction Terms

Consideration	▪ 0.5209 Gammon common shares and US$0.79 for each Capital Gold common share
Offer Value	▪ US$4.57 per Capital Gold share based on Gammon's closing share price on the NYSE on September 24, 2010 ▪ 30% premium based on 20-day VWAP (1) ▪ Transaction value of US$288 M (2) ▪ Currently valued at US$4.81 per share (37% premium to pre-announcement 20-day VWAP (1))
Other Terms	▪ Break-fee of US$10.3 M ▪ Non-solicitation and Right-to-match ▪ Unanimously supported deal; Board and officer lockups
Transaction Approvals	▪ Approval by holders of 50% plus one of Capital Gold shares
Next Steps	▪ Circular mailed in Q4 2010 ▪ Capital Gold shareholder vote expected in January

CGC
CAPITAL GOLD CORPORATION

(1) Based on of CGC trading on the NYSE AMEX during the last 20 days trading to September 24, 2010.
(2) Based on CGC fully diluted in the money shares outstanding of 63 M.

Benefits to CGC Shareholders

Attractive premium

- 30% premium based on 20-day VWAP [(1)] on announcement; Currently a 37% premium to 20-day VWAP on announcement
- Includes a meaningful cash component

Participation in a well-funded, high quality, growing gold producer

- Capital Gold shareholder's will own approximately 20% of pro forma Gammon Gold
  - Visibility as a mid-tier producer; potential for valuation re-rating
- Increased corporate profile, including research coverage and trading liquidity
- Strong balance sheet
  - \$116 mm cash on hand; \$74 mm available credit facilities
  - Ability to internally fund CGC's growth objectives
- Participation in Gammon's continued production growth and upside through prospective exploration opportunities
- Share in the benefits of synergies to be gained from Mexican projects
  - Potential redeployment of excess mining and milling equipment

Complementary operating expertise

- Strong and dedicated management team with outstanding knowledge and operating expertise in Mexico
- Significant technical and financial resources to help optimize on-going development

CGC
CAPITAL GOLD CORPORATION

(1) Based on Capital Gold trading on the NYSE AMEX during the last 20 days trading to September 24, 2010.

Strategic Rationale

- ✓ **Establishes pro forma company as a leading Mexican gold producer**
- ✓ **Creates a diversified portfolio with three gold mines and an attractive set of gold development projects**
  - Stable production base with significant organic growth
  - Adds substantial exploration upside at all properties
- ✓ **Full participation in record gold price**
  - Increases gold reserves by 100% to 3.0 M oz
  - Increases gold resources[1] by 42% to 6.3 M oz
- ✓ **Potential for significant synergies between Mexican operations**
- ✓ **Positioned to lead consolidation of Mexican gold opportunities**

CGC
CAPITAL GOLD CORPORATION

(1) Measured, Indicated and Inferred (Resources inclusive of Reserves); M&I: 0.5Moz, Inferred: 2.8Moz.

Leading Mexican Precious Metal Producer

- **El Chanate**
  - Reserves of 1.5M gold
- **Orion**
  - Total resources - 359k gold eq. oz*
- **Ocampo**
  - Total resources – 4.3M gold eq. oz*
  - 128k gold Eq. ounces in new reserve additions (June 2010)
  - Increased land position through Venus and Los Jarros property acquisitions
- **El Cubo**
  - Total resources – 1.6M gold eq. oz*
  - Temporarily suspended
- **Guadalupe y Calvo**
  - Total resources – 1.8M gold eq. oz*
  - Advanced exploration property

* Using the Company's long term gold equivalency ratio (55:1)

CGC
CAPITAL GOLD CORPORATION



El Chanate Mine (3,665 Ha)
2009 production: 54.3k Aue* oz
Saric Property
(2,300 Ha)
Dolores (Minefinders)
2009 production: 101.2k Aue*oz
Ocampo Mine (14,641 Ha)
2009 production: 180.9k Aue* oz
Mulatos (Alamos)
2009 production:
178.5k Au oz
Guadalupe y Calvo
(54,853Ha)
Mexico
Venus (4,574 Ha)
Los Jarros (43,229 Ha)
Mezquite (460 Ha)
El Cubo Mine (14,087 Ha)
2009 production: 49.4k Aue* oz
Orion Property
(110,000 Ha)
Exploration Property
Capital Gold Operation
Gammon Operation
Peer Assets

Pro Forma Positioning

Market Capitalization (US$ M) (1)



$2,308
$2,223
$1,651
$1,363
$1,190
$887
$370
$242
Allied Nevada
Alamos
Lake Shore
Pro Forma
Aurizon
Minefinders
Timmins
Capital Gold (2)

Gold Reserves (M oz)



3.0
2.8
2.4
2.4
2.0
1.5
0.8
0.8
Pro Forma
Minefinders
Allied Nevada
Alamos
Aurizon
Capital Gold
Lake Shore
Timmins

2010 Annualized Gold Production (k oz)



178
147
147
138
112
56
53
40
Pro Forma (3)
Alamos
Lake Shore (4)
Aurizon
Allied Nevada
Capital Gold
Minefinders
Timmins

YTD 2010 Gold Cash Cost (US$/oz)(5)



$139 (6)
($133) (3)
$339
$406
$409
$490
$533
$544
$666
Pro Forma
Alamos
Allied Nevada
Capital Gold
Lake Shore (4)
Minefinders
Aurizon
Timmins

CGC
CAPITAL GOLD CORPORATION

Source: Company disclosure and analyst consensus.
(1) Market capitalization as at December 16, 2010.
(2) Capital Gold market capitalization as at last undisturbed date of September 24, 2010.
(3) Assumes a full year of production at El Cubo.
(4) Based on 2011 analyst estimates as Lake Shore is not in commercial production.
(5) Cash costs net of silver by-products.
(6) Average cash cost based on spot silver price of US$29/oz.

Significant Re-Rate Expected

Intermediate Consensus P/NAV



2.0x
1.7x
1.7x
1.5x
1.4x
1.3x
1.0x
Agnico-Eagle
Eldorado
Randgold
New Gold
Alamos
Osisko
Pro Forma

Re-Rating Potential (US$)



151% Premium
123% Premium
95% Premium
37% Premium
$3.51
$4.81
$6.85
$7.83
$8.81
Unaffected (1)
Current Value
1.4x P/NAV
1.6x P/NAV
1.8x P/NAV

CGC
CAPITAL GOLD CORPORATION

Source: Bloomberg and analyst consensus.
(1) Unaffected price based on of CGC trading on the NYSE AMEX during the last 20 days trading to September 24, 2010.

Appendix

CAPITAL GOLD CORPORATION

El Chanate Mine

Overview

- Open pit gold mine located in Sonora, Mexico
- 100%-owned
- 10+ year mine life with 1.5M oz reserves
- Profitable since first gold pour in August 2007
- Low operating costs
- Primarily gold deposit with silver credits
- Total cash cost: $374/oz
- Mine built in 12 months for $18M

Large Land Position & Favorable Infrastructure

- 20 mineral concessions with 3,665 ha.
- Surface rights ownership of 646 ha.
- Sufficient water rights
- Ample & reliable grid power
- Excellent community relation

- Cash costs states for the nine months ended Apr 30/10

Reserves

As of November 27, 2009

	Tonnes	Grade (g/t)	Gold (Oz)
P+P	70,557,000	0.66	1,504,000

Mineralized Material Not in Reserves

As of November 27, 2009

	Tonnes	Grade (g/t)	Gold (Oz)
M&I	4,613,000	0.466	69,000
Inferred	6,135,000	0.795	157,000

El Chanate – Mining and Processing

Plant & Equipment

- 3-Stage crushing with Cedar Rapids jaw & cones
- Modular crusher systems easily expandable
- Two Multi-lift leach pads
- Two ADR plants with 120,000+ Oz Au capacity
- World class laboratory including met lab
- Modern mining fleet with 100 ton trucks





Mining & Exploration

- Owner/Contractor Operation (30/70 mining ratio)
- Currently mining 40,000 TPD (ore/waste)
- 100% local Mexican labor (no camp)
- In-house exploration and land acquisition and exploration department
- Onsite refinery produces doré bars

Refining & Marketing

- Dore shipped to Penoles
- 100% un-hedged gold production
- Silver credits of approximately $1.5 million per year

CGC
CAPITAL GOLD CORPORATION

Nayarit – Orion District

Near-term Production Potential

- 50K oz/year expected
- Excellent infrastructure
- Skilled workforce available

Positions Company as Mid-tier Gold Producer

- Preparing for future acquisitions
- One of the lowest cost profiles in the sector

High-grade Resource/Excellent Economics

- 314,000 AuEq oz
- Indicated: 130K oz Au, 11M oz Ag
- Inferred: 19K oz Au, 550K oz Ag
- $320 cash cost/oz, $35 mill initial capex
- IRR of 38%

District Potential

- Excellent exploration upside
- 110,000 hectares in Mexico



El Rey
Escondida
Bonanza
La Estrella
Sebastiana
San Francisco
Del Norte Discovery
Pantaleona
New Extension
metres

CGC
CAPITAL GOLD CORPORATION

Orion Project Assessment

Resource Base	Resource	Au Grade	Ag Grade
Indicated	1.107 Mt	3.66 g/t	309.2 g/t
Inferred	0.181 Mt	3.33 g/t	94.5 g/t

Project Economics	
Life-of-Mine Mill Recovered Equivalent Au oz:	246,000 oz Au Eq
Mine Life:	5 years / approx 50,000 Au Eq per annum
Development Timeline:	24 mo
Initial Capital:	US$35 million
Cash Costs:	US$320/Au Eq oz.
Economics using:	US$900/oz Au and $US15/oz Ag
Pre-tax NPV0%	US$71.3 million
Pre-tax NPV8%	US$35.4 million
Pre-tax IRR	38%

Source: SRK Consulting Technical Memorandum dated Feb 9, 2010

CGC
CAPITAL GOLD CORPORATION

Ocampo Overview

- **One of the largest gold-silver mines in Mexico**
  - On target to meet 2010e production of 180-200k gold eq. ounces at cash costs between $410-$435/gold eq. oz [1]
- **Open pit and underground operation with both a mill and heap leach circuit**
- **A number of capital projects completed lowering cash costs and increasing throughput**
- **Addition of El Cubo work force increasing underground development capacity by 44%**
- **Recent land acquisitions add to significant exploration potential – new discoveries identified**

Ocampo Production and Cash Costs



21,855
24,963
27,018

Silver oz produced



$423
$430
$411

CGC
CAPITAL GOLD CORPORATION

(1) Using the Company's long term gold equivalency ratio (55:1)

Underground and Open Pits


Working in the Picacho Pit


Aerial view of the Picacho Pit

Ocampo NE Underground

	Q1 2010	Q2 2010	Q3 2010	Oct/Nov [2]
Average tpd	1,377	1,500	1,596	1,545
Head grade Aue (g/t)[1]	5.24	4.73	4.52	4.90
Avg. Monthly development	1,301	1,582	2,182	2,381

- Underground continues to exceed targeted levels of 1,500 tpd
- Accelerated underground development averaging 2,300m per month
- Santa Eduviges underground mine production by end of 2010; currently accessing 4th ore horizon
- Identified 5 new ore veins at Santa Eduviges

Ocampo Open Pits

Open Pit Mining	Q1 2010	Q2 2010	Q3 2010	Oct/Nov [2]
Average tpd	93,730	103,117	97,992	107,628
Head grade Aue(g/t)[1]	0.97	1.01	1.45	1.10

- Open pits exceeding targeted levels with Oct/Nov averaging 108k tonnes per day
- Currently operating from three open pits
- PDG access road expected to be completed by end of Dec/10 - reducing haulage distance to crushing circuit

CGC
CAPITAL GOLD CORPORATION

(1) Using the Company's long term gold equivalency ratio (55:1)
(2) Data from October to November 27, 2010. Data provided for this period are estimates only and are subject to final adjustments

Mill and Heap Leach



Fourth filter press



Heap Leach pad – conversion to a valley leach design complete

Ocampo Mill Processing Facility

Mill Facility	Q1 2010	Q2 2010	Q3 2010	Oct/NovTD (2)
Average tpd	2,920	3,182	3,113	3,150
Mill grade Aue(g/t)(1)	3.54	3.50	3.86	3.66

- Mill operating at near targeted levels
- Redundancy program complete with 4th filter press commissioned in early December
- Increased contribution of higher grade NE underground ore
- Santa Eduviges to provide additional high grade ore

Ocampo Heap Leach Processing Facility

Heap Leach Facility	Q1 2010	Q2 2010	Q3 2010	Oct/NovTD (2)
Average tpd	7,328	10,017	6,830	10,345
Head grade Aue (g/t)(1)	0.72	0.81	0.93	0.87

- Stacking rate returned to targeted levels with PDG Pit in full production
- Conversion to valley leach complete – mitigated impact of record seasonal rainfall
- Overland conveyor upgraded to accommodate increased stacking rate

CGC
CAPITAL GOLD CORPORATION

(1) Using the Company's long term gold equivalency ratio (55:1)
(2) Data from October to November 29, 2010. Data provided for this period are estimates only and are subject to final adjustments